UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 25, 2004 (Date of earliest event reported: March 25, 2004)

Nexstar Broadcasting Group, Inc.

Nexstar Finance Holdings, Inc.

Nexstar Broadcasting, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50478 333-68964 333-62916	23-3083125 23-3063153 23-3063152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press Release

Item 12.    Results of Operations and Financial Condition.

On March 25, 2004, Nexstar Broadcasting Group, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC. NEXSTAR FINANCE HOLDINGS, INC. NEXSTAR BROADCASTING, INC.

By:	/S/ G. ROBERT THOMPSON

Name:	G. Robert Thompson
Title:	Chief Financial Officer

Date: March 25, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release.